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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated December 1, 1997 covering the historical statements of ILC Technology, Inc. included in EG&G, Inc.'s Form 8-K/A and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP

San Jose, California
June 23, 1999